Exceptional items and remeasurements	6 Months Ended
Sep. 30, 2026
Exceptional Items And Remeasurements [Abstract]
Exceptional items and remeasurements
4. Exceptional items and remeasurements

To monitor our segmental financial performance, we use an adjusted profit measure that excludes exceptional items and remeasurements. We exclude certain income and expenses from adjusted profit because, if included, these items could distort understanding of our performance for the period and the comparability between periods.
In determining the facts and circumstances of exceptional items and remeasurements, management considers factors such as ensuring consistent treatment between favourable and unfavourable transactions, the precedent for similar items, the number of periods over which costs will be spread or gains earned, and the commercial context for the particular transaction. Management uses an exceptional items framework that has been discussed and approved by the Audit & Risk Committee, as detailed in note 5 of the Annual Report and Accounts for the year ended 31 March 2026.
Remeasurements comprise unrealised gains or losses recorded in the consolidated income statement arising from changes in the fair value of certain of our financial assets and liabilities accounted for at fair value through profit and loss (FVTPL). Once the fair value movements are realised (for example, when the derivative matures), the previously recognised fair value movements are then reversed through remeasurements and recognised within earnings before exceptional items and remeasurements. These assets and liabilities include commodity contract derivatives and financing derivatives to the extent that hedge accounting is not available or is not fully effective. The unrealised gains or losses reported in profit and loss on certain additional assets and liabilities treated at FVTPL are also classified within remeasurements. These relate to financial assets (which fail the ‘solely payments of principal and interest test’ under IFRS 9), the money market fund investments used by Group Treasury for cash management purposes and the net foreign exchange gains and losses on borrowing activities. These are offset by foreign exchange gains and losses on financing derivatives measured at fair value. In all cases, these fair values increase or decrease because of changes in foreign exchange, commodity or other financial indices over which we have no control.

Six months ended 30 September 2026	Exceptional items £m	Remeasurements £m	Total £m
Included within revenue
Net gain on investment held by NG Partners	142	—	142

Included within operating costs
Impairment reversal of joint venture	75	—	75
Reclassification of foreign currency translation reserve	11	—	11
Net gains on commodity contract derivatives	—	(19)	(19)
Total included within operating profit	228	(19)	209

Six months ended 30 September 2025	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit
Net loss on disposal of NG Renewables	(96)	—	(96)
Major transformation programme	(15)	—	(15)
Transaction, separation and integration costs	(19)	—	(19)
Changes in environmental provisions	25	—	25
Net gains on commodity contract derivatives	—	16	16
Total included within operating profit	(105)	16	(89)
4. Exceptional items and remeasurements continued

Net gain on investment held by NG Partners
One of the investments held by National Grid Partners commenced a capital raise during the period. The resulting increase in the valuation of the investee gave rise to a fair value gain of £142 million on the Group’s investment. The Group assessed the gain in accordance with its exceptional items framework and concluded that it met the criteria for classification as an exceptional item.
Impairment reversal of joint venture and reclassification of foreign currency translation reserve
In the year ended 31 March 2025, we agreed with our joint venture partner, RWE Renewables, that our investment in Community Offshore Wind, LLC would pause project development for the time being. As a result of this decision, the Group assessed the recoverable amount of its investment and recognised an impairment charge of £303 million, reducing the carrying value of the investment to £nil.
During the current period, the Group entered into an agreement with RWE Renewables to sell its 27.27% interest in Community Offshore Wind, LLC for £75 million ($100 million). As a result, the Group reassessed the recoverable amount of the investment and recognised a partial reversal of the impairment previously recognised, increasing the carrying value of the investment to £75 million ($100 million), equivalent to the agreed sale consideration.
The sale completed on 4 August 2026, at which point the Group disposed of its 27.27% interest in Community Offshore Wind, LLC for cash consideration of £75 million ($100 million). As the carrying value of the investment immediately prior to disposal equalled the sale proceeds, no gain or loss was recognised on disposal before the recycling of foreign currency translation reserves. On disposal, a net gain of £11 million was recognised in profit for the period on reclassification of cumulative foreign currency translation reserves, comprising a £14 million gain relating to the investment and a £3 million loss relating to net investment hedge instruments.
Net loss on disposal of NG Renewables
During the prior period, the Group recognised a net loss of £96 million (before tax) on the disposal of its interest in National Grid Renewables Development LLC (NG Renewables) to Brookfield Asset Management for cash consideration of £1.5 billion ($2.1 billion). The receipt of cash was recognised within net cash used in investing activities within the consolidated cash flow statement.
Major transformation programme
Following the appointment of a new Chief Executive Officer in November 2025, strategic priorities were updated and as a result the transformation programme launched in 2024 was reshaped. As disclosed in the Annual Report and Accounts for the year ended 31 March 2026, the costs expected to be incurred in aggregate going forward no longer meet the quantitative threshold to be presented as exceptional. Accordingly, in line with our exceptional items policy, these costs, including the £15 million recognised in the six months ended 30 September 2025, were reclassified from exceptional items to other operating costs before exceptional items and remeasurements.
Transaction, separation and integration costs
During the prior period, the Group incurred £19 million of transaction and separation costs in relation to the disposals of NG Renewables and Grain LNG, which completed during the year ended 31 March 2026. The costs incurred primarily related to professional fees and employee costs. The total cash outflow for the prior period was £11 million.
Changes in environmental provisions
In the US, we recognise environmental provisions related to the remediation of the Gowanus Canal, Newtown Creek and the former manufacturing gas plant facilities previously owned or operated by the Group or its predecessor companies. The sites are subject to both state and federal environmental remediation laws in the US. Potential liability for the historical contamination may be imposed on responsible parties jointly and severally, without regard to fault, even if the activities were lawful when they occurred. The provisions and the Group’s share of estimated costs are re-evaluated at each reporting period. In the prior period, following discussions with the Environmental Protection Agency on the scope and design of remediation activities related to the Gowanus site, we re-evaluated our estimates of total costs and recognised a reduction of £25 million. Under the terms of our rate plans, we are entitled to recovery of environmental clean-up costs from rate payers in future reporting periods. Such recoveries through overall allowed revenues are not classified as exceptional in the future periods that they occur due to the extended duration over which such costs are recovered and the immateriality of the recoveries in any given year.
4. Exceptional items and remeasurements continued

Details of remeasurements, tax exceptional items and the tax effect of exceptional items and remeasurements are also provided in this note.

Six months ended 30 September 2026	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit	228	(19)	209
Included within net finance costs (note 5)
Net gains on derivative financial instruments	—	4	4
	—	4	4

Total included within profit before tax	228	(15)	213
Tax on exceptional items and remeasurements	(42)	5	(37)
Total exceptional items and remeasurements after tax	186	(10)	176

Six months ended 30 September 2025	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit	(105)	16	(89)
Included within net finance costs (note 5)
Net losses on derivative financial instruments	—	(63)	(63)
Net gains on financial assets at fair value through profit and loss	—	2	2
	—	(61)	(61)

Total included within profit before tax	(105)	(45)	(150)
Tax on exceptional items and remeasurements	2	13	15
Total exceptional items and remeasurements after tax	(103)	(32)	(135)